Supplemental Financial Information Third Quarter 2020 investors.ironmountain.com

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: We have made statements in this presentation that constitute "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995 and other securities laws. These forward-looking statements concern our operations, economic performance, financial condition, goals, beliefs, future growth strategies, investment objectives, plans and current expectations, such as our (1) expectations and assumptions regarding the possible impact from the COVID-19 pandemic on us and our customers, including on our businesses, financial position, results of operations and cash flows and the goodwill associated with our reporting units, (2) expected benefits, costs and actions related to, and timing of, Project Summit, (3) anticipated capital expenditures, (4) expected total consolidated revenue declines in 2020 and (5) other forward-looking statements related to our business, results of operations and financial condition. These forward-looking statements are subject to various known and unknown risks, uncertainties and other factors, and you should not rely upon them except as statements of our present intentions and of our present expectations, which may or may not occur. When we use words such as "believes," "expects," "anticipates," "estimates" or similar expressions, we are making forward-looking statements. Although we believe that our forward-looking statements are based on reasonable assumptions, our expected results may not be achieved, and actual results may differ materially from our expectations. In addition, important factors that could cause actual results to differ from expectations include, among others: (i) the severity and duration of the COVID-19 pandemic and its effects on the global economy, including its effects on us, the markets we serve and our customers and the third parties with whom we do business within those markets, (ii) our ability to execute on Project Summit and the potential impacts of Project Summit on our ability to retain and recruit employees and execute on our strategic growth plan, (iii) our ability to remain qualified for taxation as a real estate investment trust for United States federal income tax purposes, (iv) changes in customer preferences and demand for our storage and information management services, including as a result of the adoption of alternative technologies and shifts to storage of data through non-paper based technologies, (v) our ability or inability to execute our strategic growth plan, including our ability to invest according to plan, expand internationally, complete acquisitions on satisfactory terms, integrate acquired companies efficiently and grow our business through joint ventures, (vi) changes in the amount of our capital expenditures, (vii) our ability to raise debt or equity capital and changes in the cost of our debt, (viii) the cost and our ability to comply with laws, regulations and customer demands, including those relating to data security and privacy issues, as well as fire and safety standards, (ix) the impact of litigation or disputes that may arise in connection with incidents in which we fail to protect our customers' information or our internal records or information technology systems and the impact of such incidents on our reputation and ability to compete; (x) changes in the price for our storage and information management services relative to the cost of providing such storage and information management services; (xii) changes in the political and economic environments in the countries in which our international subsidiaries operate and changes in the global political climate; (xiii) our ability to comply with our existing debt obligations and restrictions in our debt instruments; (xi) the impact of service interruptions or equipment damage and the cost of power on our data center operations; (xv) the cost or potential liabilities associated with real estate necessary for our business; (xvi) the performance of business partners upon whom we depend for technical assistance or management expertise; (xvii) other trends in competitive or economic conditions affecting our financial condition or results of operations not presently contemplated; and (xviii) the other risks described in our periodic reports filed with the SEC, including under the caption “Risk Factors” in Part I, Item 1A of our Annual Report and in Part II, Item 1A of our Quarterly Report on Form 10-Q for the quarter ended March 31, 2020. Except as required by law, we undertake no obligation to update any forward-looking statements appearing in this report. Reconciliation of Non-GAAP Measures: Throughout this presentation, Iron Mountain will discuss (1) Adjusted EBITDA, (2) Adjusted Earnings per Share (“Adjusted EPS”), (3) Funds from Operations (“FFO Nareit”), (4) FFO (Normalized) and (5) Adjusted Funds from Operations (“AFFO”). These measures do not conform to accounting principles generally accepted in the United States (“GAAP”). These non-GAAP measures are supplemental metrics designed to enhance our disclosure and to provide additional information that we believe to be important for investors to consider in addition to, but not as a substitute for, other measures of financial performance reported in accordance with GAAP, such as operating income, income (loss) from continuing operations, net income (loss) attributable to Iron Mountain Incorporated or cash flows from operating activities from continuing operations (as determined in accordance with GAAP). The reconciliation of these measures to the appropriate GAAP measure, as required by Regulation G under the Securities Exchange Act of 1934, as amended, and their definitions are included later in this document (see Table of Contents). Investor Relations Contacts: Greer Aviv, 617-535-2887 Nathan McCurren, 617-535-2997 Senior Vice President, Investor Relations Director, Investor Relations greer.aviv@ironmountain.com nathan.mccurren@ironmountain.com investors.ironmountain.com 2

Table of Contents Section I - Company Profile 4 Section II - Financial Highlights and Outlook Financial and Operating Highlights 5 Organic Revenue Growth 6 Section III - Operational Metrics Worldwide Storage Volume 7 Quarterly and Year-to-Date Operating Performance 8 Section IV - Balance Sheets, Statements of Operations and Reconciliations Consolidated Balance Sheets 9 Consolidated Statements of Operations 10 Reconciliation of Income from Continuing Operations to Adjusted EBITDA & Reported Earnings per Share to Adjusted 11 Earnings per Share Reconciliation of Net Income to FFO and AFFO 12 Reconciliation of Net Income to FFO and AFFO (Continued) 13 Reconciliation of Cash Flow from Operations to AFFO 14 Section V - Storage and Service Reconciliation Storage and Service Business Detail 15 Section VI - Real Estate Metrics 16 Global Real Estate Portfolio and Lease Obligations Facility Lease Expirations Section VII - Data Center Customer and Portfolio Metrics Data Center Customer Lease Expiration and Leasing Activity Summary 17 Data Center Operating Portfolio 18 Data Center Expansion and Development Activity 19 Section VIII - Capitalization and Debt Maturity Profile 20 Capitalization Debt Maturity Profile Section IX - Capital Expenditures and Acquisitions Capital Expenditures and Investments 21 Business and Customer Acquisitions 22 Section X - Appendix and Definitions 23 All figures except per share, megawatts (MW), kilowatts (kW), and facility counts in 000s unless noted All figures in reported dollars unless noted Figures may not foot due to rounding All figures for the quarter ended September 30, 2020 unless noted Unaudited investors.ironmountain.com 3

IRON MOUNTAIN
Section I - Company Profile

Facts and Figures

$4.2 Billion
Trailing Twelve-Month Revenue

225,000+
Customer Accounts

~24,000
Employees

~1,450
Facilities Worldwide

89 million+
Pieces of Media

~720 million
Cubic Feet of Global Storage Volume

Key Revenue Facts
Diversification of Total Revenue and Gross Profit

Geographic Revenue Mix


9%
5%
19%
68%
North America
Latin America
Europe
Asia

Business Revenue Mix


33%
67%
Storage Rental
Service

Business Adjusted Gross Profit Mix


14%
86%
Storage Rental
Service

Product Revenue Mix


2%
10%
7%
8%
11%
62%
Records Mgmt
Shred
Fine Arts
Data Protection
Data Center
Other

RM Revenue by Vertical - Customer Mix North America


2%
16%
8%
12%
6%
3%
3%
1%
50%
Healthcare
Financial
Energy
Federal
Insurance
Business Services
Legal
Life Sciences
Other

investors.ironmountain.com
4

IRON MOUNTAIN
Section II - Financial Highlights and Guidance

Financial Highlights

	Q3 2020	Q2 2020	Q1 2020	Q4 2019	Q3 2019
Storage Rental Revenue	$696,294	$676,956	$683,547	$675,507	$673,318
Service Revenue	$340,353	$305,283	$385,184	$404,083	$388,906
Total Revenues	**$1,036,647**	**$982,239**	**$1,068,731**	**$1,079,590**	**$1,062,224**
Income (Loss) from Continuing Operations	$38,562	($7,113)	$64,892	$37,104	$108,284
Adjusted EBITDA	$370,047	$342,884	$363,077	$386,456	$375,701
Adjusted EBITDA Margin	35.7 %	34.9 %	34.0 %	35.8 %	35.4 %
Net Income (Loss) Attributable to Iron Mountain Incorporated	$38,394	($7,086)	$63,975	$37,700	$107,675
Reported EPS - Fully Diluted from Continuing Operations	$0.13	($0.02)	$0.22	$0.13	$0.37
Adjusted EPS	$0.31	$0.22	$0.27	$0.31	$0.32
FFO (Normalized)	$176,205	$152,214	$169,767	$187,168	$178,141
FFO (Normalized) per Share	$0.61	$0.53	$0.59	$0.65	$0.62
AFFO	$213,051	$249,465	$231,244	$228,033	$225,270
Dividend per Share	$0.62	$0.62	$0.62	$0.62	$0.61
Weighted Average Common Shares Outstanding - Diluted	288,811	288,071	288,359	288,082	287,691
Net Lease-Adjusted Leverage Ratio	5.3x	5.4x	5.6x	5.7x	5.8x

Operating Highlights

	Q3 2020	Q2 2020	Q1 2020	Q4 2019	Q3 2019
Organic Storage Rental Revenue Growth	2.5 %	2.3 %	3.0 %	2.5 %	3.0 %
Organic Service Revenue Growth	(13.5)%	(23.1)%	(2.3)%	(0.7)%	(3.0)%
Total Volume - Storage	726,649	724,411	722,634	704,218	706,162
Storage Facility Capacity Utilization	82.3 %	82.4 %	84.1 %	81.6 %	82.1 %
Records Management Retention Rate	94.1 %	93.7 %	93.5 %	93.6 %	93.5 %
Storage Revenue / Sq. Ft	$7.76	$7.49	$7.61	$7.61	$7.58
Storage NOI / Sq. Ft	$6.36	$6.04	$6.12	$6.21	$6.19
Data Center:					
Leasable Megawatts	126.3	122.3	120.6	120.3	117.6
Leased % - Stabilized	92.1 %	89.8 %	91.7 %	90.0 %	90.2 %
Leased % - Total	91.8 %	89.5 %	89.8 %	85.7 %	84.4 %
Kilowatts Leased - New/Expansion	12,303	32,355	6,394	1,726	7,959
Churn	1.6 %	0.8 %	0.5 %	1.5 %	2.4 %
Number of Facilities	15	14	14	14	14
Number of Markets	13	13	13	13	13

investors.ironmountain.com
5

IRON MOUNTAIN
Section II - Financial Highlights and Guidance

Organic Revenue Growth

	Q3 2020				YTD 2020			
	Reported	Constant Currency	Organic Revenue	Revenue Mix	Reported	Constant Currency	Organic Revenue	Revenue Mix
Storage Rental	3.4%	3.8%	2.5%	67.2%	2.6%	4.2%	2.6%	66.6%
Service	(12.5)%	(12.2)%	(13.5)%	32.8%	(12.5)%	(11.1)%	(13.0)%	33.4%
Total Revenues	**(2.4)%**	**(2.1)%**	**(3.4)%**	**100.0%**	**(3.0)%**	**(1.5)%**	**(3.2)%**	**100.0%**

Total Organic Revenue Growth


8.0%
4.0%
0.0%
(4.0)%
(8.0)%
3.5%
1.9%
0.7%
0.7%
1.3%
1.0%
(7.2)%
(3.4)%
Q4 2018
Q1 2019
Q2 2019
Q3 2019
Q4 2019
Q1 2020
Q2 2020
Q3 2020

Organic Storage Rental Revenue Growth


6.0%
4.0%
2.0%
0.0%
1.9%
2.0%
2.4%
3.0%
2.5%
3.0%
2.3%
2.5%
Q4 2018
Q1 2019
Q2 2019
Q3 2019
Q4 2019
Q1 2020
Q2 2020
Q3 2020

Organic Service Revenue Growth


5.5%
0.0%
(5.5)%
(11.0)%
(16.5)%
(22.0)%
6.1%
1.8%
(2.0)%
(3.0)%
(0.7)%
(2.3)%
(23.1)%
(13.5)%
Q4 2018
Q1 2019
Q2 2019
Q3 2019
Q4 2019
Q1 2020
Q2 2020
Q3 2020

(1) Constant Currency and excluding impact from business acquisitions and dispositions.

investors.ironmountain.com
6

Section III - Operational Metrics Worldwide Storage Volume 720,000 700,000 680,000 660,000 Cu bic Feet 640,000 620,000 600,000 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Records Management Data Protection Adjacent Businesses Consumer and Other Worldwide Cubic Feet Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Records Management 691,321 696,108 696,359 696,078 693,828 711,589 711,206 710,340 Data Protection 753 733 760 772 786 799 803 808 Adjacent Businesses 5,537 5,392 5,644 5,507 5,508 5,938 5,906 6,534 Consumer and Other 451 2,485 3,251 3,805 4,096 4,308 6,495 8,967 Total Storage Volume 698,062 704,717 706,014 706,162 704,218 722,634 724,411 726,649 Business Acquisitions during the quarter (1) 2,462 4,248 587 202 514 18,389 3,555 272 (1) Business acquisitions volume acquired during the quarter included in total volume. investors.ironmountain.com 7

IRON MOUNTAIN
Section III - Operational Metrics

Third Quarter 2020

	Q3 2020		Q3 2019		Reported	Constant Currency	Organic Growth (2)
Global RIM Business							
Storage Rental	$598,949		$582,844		2.8%	3.4%	1.8%
Service	322,824		366,720		(12.0)%	(11.7)%	(13.0)%
Total Revenues	$921,773		$949,564		(2.9)%	(2.5)%	(3.9)%
Adjusted EBITDA & Margin	**$393,883**	**42.7 %**	**$395,181**	**41.6 %**			
Global Data Center Business							
Data Center Revenue (1)	$72,814		$64,418		13.0%	12.1%	12.1%
Adjusted EBITDA & Margin	**$33,359**	**45.8 %**	**$32,261**	**50.1 %**			
Corporate and Other Business							
Storage Rental	$28,929		$28,473		1.6%	1.0%	1.1%
Service	13,131		19,769		(33.6)%	(34.1)%	(34.0)%
Total Revenues	$42,060		$48,242		(12.8)%	(13.4)%	(13.3)%
Adjusted EBITDA	**$(57,195)**		**$(51,741)**				
Total Consolidated							
Storage Rental	$696,294		$673,318		3.4%	3.8%	2.5%
Service	340,353		388,906		(12.5)%	(12.2)%	(13.5)%
Total Revenues	$1,036,647		$1,062,224		(2.4)%	(2.1)%	(3.4)%
Adjusted EBITDA & Margin	**$370,047**	**35.7 %**	**$375,701**	**35.4 %**			

Year to Date 2020

	YTD 2020		YTD 2019		Reported	Constant Currency	Organic Growth (2)
Global RIM Business							
Storage Rental	$1,773,364		$1,738,192		2.0%	3.9%	2.0%
Service	981,930		1,112,111		(11.7)%	(10.3)%	(12.3)%
Total Revenues	$2,755,294		$2,850,303		(3.3)%	(1.7)%	(3.6)%
Adjusted EBITDA & Margin	**$1,169,671**	**42.5 %**	**$1,156,596**	**40.6 %**			
Global Data Center Business							
Data Center Revenue (1)	$206,939		$188,245		9.9%	9.9%	9.9%
Adjusted EBITDA & Margin	**$94,812**	**45.8 %**	**$85,913**	**45.6 %**			
Corporate and Other Business							
Storage Rental	$86,610		$85,087		1.8%	1.8%	3.3%
Service	38,774		59,359		(34.7)%	(34.4)%	(34.9)%
Total Revenues	$125,384		$144,446		(13.2)%	(13.0)%	(12.5)%
Adjusted EBITDA	**$(188,475)**		**$(191,360)**				
Total Consolidated							
Storage Rental	$2,056,797		$2,005,580		2.6%	4.2%	2.6%
Service	1,030,820		1,177,414		(12.5)%	(11.1)%	(13.0)%
Total Revenues	$3,087,617		$3,182,994		(3.0)%	(1.5)%	(3.2)%
Adjusted EBITDA & Margin	**$1,076,008**	**34.8 %**	**$1,051,149**	**33.0 %**			

(1) Includes Global Data Center service revenue of $4.4M and $2.4M in Q3 2020 and Q3 2019, respectively, and $10.1M and $5.9M in YTD 2020 and YTD 2019, respectively.
(2) Constant Currency and excluding impact from business acquisitions and dispositions.

investors.ironmountain.com
8

Section IV - Balance Sheets, Statements of Operations and Reconciliations Consolidated Balance Sheets 9/30/2020 12/31/2019 ASSETS Current Assets: Cash and Cash Equivalents $151,972 $193,555 Accounts Receivable, Net 791,859 850,701 Other Current Assets 190,194 192,083 Total Current Assets $1,134,025 $1,236,339 Property, Plant and Equipment: Property, Plant and Equipment $8,100,871 $8,048,906 Less: Accumulated Depreciation (3,641,804) (3,425,869) Property, Plant and Equipment, Net $4,459,067 $4,623,037 Other Assets, Net: Goodwill $4,461,529 $4,485,209 Customer Relationships, Customer Inducements and Data Center Lease-Based Intangibles 1,317,399 1,393,183 Operating Lease Right-of-use Assets 1,963,019 1,869,101 Other 347,621 209,947 Total Other Assets, Net $8,089,568 $7,957,440 Total Assets $13,682,660 $13,816,816 LIABILITIES AND EQUITY Current Liabilities: Current Portion of Long-term Debt $392,586 $389,013 Accounts Payable 302,618 324,708 Accrued Expenses and Other Current Liabilities 951,269 961,752 Deferred Revenue 244,430 274,036 Total Current Liabilities $1,890,903 $1,949,509 Long-term Debt, Net of Current Portion 8,618,856 8,275,566 Long-term Operating Lease Liabilities 1,818,844 1,728,686 Other Long-term Liabilities (1) 416,811 398,828 Total Long-term Liabilities $10,854,511 $10,403,080 Total Liabilities $12,745,414 $12,352,589 Equity Total Stockholders' Equity $937,359 $1,463,962 Noncontrolling Interests (113) 265 Total Equity $937,246 $1,464,227 Total Liabilities and Equity $13,682,660 $13,816,816 (1) Includes redeemable noncontrolling interest of $63.7M and $67.7M as of September 30, 2020 and December 31, 2019, respectively. investors.ironmountain.com 9

IRON MOUNTAIN
Section IV - Balance Sheets, Statements of Operations and Reconciliations

Consolidated Statements of Operations

	Q3 2020	Q3 2019	% Change	YTD 2020	YTD 2019	% Change
Revenues:						
Storage Rental	$696,294	$673,318	3.4 %	$2,056,797	$2,005,580	2.6 %
Service	340,353	388,906	(12.5)%	1,030,820	1,177,414	(12.5)%
Total Revenues	**$1,036,647**	**$1,062,224**	**(2.4)%**	**$3,087,617**	**$3,182,994**	**(3.0)%**
Operating Expenses:						
Cost of Sales (excluding Depreciation and Amortization) (1)	$434,505	$449,372	(3.3)%	$1,308,119	$1,373,827	(4.8)%
Selling, General and Administrative (2)	232,095	237,151	(2.1)%	712,775	758,018	(6.0)%
Depreciation and Amortization	157,252	157,561	(0.2)%	483,686	484,375	(0.1)%
Significant Acquisition Costs	—	3,950	n/a	—	8,597	n/a
Restructuring Charges	48,371	—	n/a	128,715	—	n/a
Intangible Impairments	—	—	n/a	23,000	—	n/a
(Gain) Loss on Disposal/Write-Down of PP&E, Net	(75,840)	(9,284)	n/a	(78,170)	(17,087)	n/a
Total Operating Expenses	**$796,383**	**$838,750**	**(5.1)%**	**$2,578,125**	**$2,607,730**	**(1.1)%**
Operating Income (Loss)	**$240,264**	**$223,474**	**7.5 %**	**$509,492**	**$575,264**	**(11.4)%**
Interest Expense, Net	104,303	106,677	(2.2)%	313,408	314,427	(0.3)%
Foreign Currency Transaction Loss / (Gain)	29,635	(18,251)	n/a	(6,293)	(19,885)	(68.4)%
Debt Extinguishment Expense	51,260	—	n/a	68,300	—	n/a
Other Expense (Income), Net	2,570	4,836	(46.9)%	4,432	6,488	(31.7)%
Income (Loss) before Provision (Benefit) for Income Taxes	**$52,496**	**$130,212**	**(59.7)%**	**$129,645**	**$274,234**	**(52.7)%**
Provision (Benefit) for Income Taxes	13,934	21,928	(36.5)%	33,304	43,127	(22.8)%
Income (Loss) from Continuing Operations	**$38,562**	**$108,284**	**(64.4)%**	**$96,341**	**$231,107**	**(58.3)%**
Income (Loss) from Discontinued Operations, Net of Tax	—	—	n/a	—	104	n/a
Net Income (Loss)	**$38,562**	**$108,284**	**(64.4)%**	**$96,341**	**$231,211**	**(58.3)%**
Less: Net Income (Loss) Attributable to Noncontrolling Interests	168	609	(72.4)%	1,058	1,534	(31.0)%
Net Income (Loss) Attributable to Iron Mountain Incorporated	**$38,394**	**$107,675**	**(64.3)%**	**$95,283**	**$229,677**	**(58.5)%**
Earnings (Losses) per Share - Basic:						
Income (Loss) from Continuing Operations	$0.13	$0.37	(64.9)%	$0.33	$0.80	(58.8)%
Total Income (Loss) from Discontinued Operations	—	—	n/a	—	—	n/a
Net Income (Loss) Attributable to Iron Mountain Incorporated	**$0.13**	**$0.37**	**(64.9)%**	**$0.33**	**$0.80**	**(58.8)%**
Earnings (Losses) per Share - Diluted:						
Income (Loss) from Continuing Operations	$0.13	$0.37	(64.9)%	$0.33	$0.80	(58.8)%
Total Income (Loss) from Discontinued Operations	—	—	n/a	—	—	n/a
Net Income (Loss) Attributable to Iron Mountain Incorporated	**$0.13**	**$0.37**	**(64.9)%**	**$0.33**	**$0.80**	**(58.8)%**
Weighted Average Common Shares Outstanding - Basic	288,403	287,152	0.4 %	288,105	286,869	0.4 %
Weighted Average Common Shares Outstanding - Diluted	288,811	287,691	0.4 %	288,471	287,555	0.3 %

(1) Includes $7.6M of direct and incremental costs related to COVID-19 YTD 2020.
(2) Includes $1.6M of direct and incremental costs related to COVID-19 YTD 2020.

investors.ironmountain.com
10

IRON MOUNTAIN
Section IV - Balance Sheets, Statements of Operations and Reconciliations

Reconciliation of Income (Loss) from Continuing Operations to Adjusted EBITDA

	Q3 2020	Q3 2019	% Change	YTD 2020	YTD 2019	% Change
Income (Loss) from Continuing Operations	**$38,562**	**$108,284**	**(64.4)%**	**$96,341**	**$231,107**	**(58.3)%**
Add / (Deduct):						
Intangible Impairments	—	—	n/a	23,000	—	n/a
Provision (Benefit) for Income Taxes	13,934	21,928	(36.5)%	33,304	43,127	(22.8)%
Foreign Currency Transaction Loss / (Gain)	29,635	(18,251)	n/a	(6,293)	(19,885)	n/a
Other Expense (Income), Net	2,570	4,836	(46.9)%	4,432	6,488	(31.7)%
Debt Extinguishment Expense	51,260	—	n/a	68,300	—	n/a
Interest Expense, Net	104,303	106,677	(2.2)%	313,408	314,427	(0.3)%
(Gain) Loss on Disposal/Write-Down of PP&E, Net	(75,840)	(9,284)	n/a	(78,170)	(17,087)	n/a
Depreciation and Amortization	157,252	157,561	(0.2)%	483,686	484,375	(0.1)%
Significant Acquisition Costs	—	3,950	n/a	—	8,597	n/a
Restructuring Charges	48,371	—	n/a	128,715	—	n/a
COVID-19 Costs	—	—	n/a	9,285	—	n/a
Adjusted EBITDA	**$370,047**	**$375,701**	**(1.5)%**	**$1,076,008**	**$1,051,149**	**2.4 %**

Reconciliation of Reported Earnings per Share to Adjusted Earnings per Share

	Q3 2020	Q3 2019	% Change	YTD 2020	YTD 2019	% Change
Reported EPS - Fully Diluted from Continuing Operations	**$0.13**	**$0.37**	**(64.9)%**	**$0.33**	**$0.80**	**(58.8)%**
Intangible Impairments	—	—		0.08	—	
Other Expense (Income), Net	0.29	(0.05)		0.23	(0.05)	
(Gain) Loss on Disposal/Write-Down of PP&E, Net	(0.26)	(0.03)		(0.27)	(0.06)	
Significant Acquisition Costs	—	0.01		—	0.03	
Restructuring Charges	0.17	—		0.45	—	
COVID-19 Costs	—	—		0.03	—	
Tax Impact of Reconciling Items and Discrete Tax Items (1)	(0.01)	—		(0.05)	(0.01)	
Net Income (Loss) Attributable to Noncontrolling Interests	—	—		—	0.01	
Adjusted EPS - Fully Diluted from Continuing Operations	**$0.31**	**$0.32**	**(3.1)%**	**$0.80**	**$0.71**	**12.7 %**

(1) The difference between our effective tax rates and our structural tax rate (or adjusted effective tax rates) for the quarters ended September 30, 2020 and 2019, is primarily due to (i) the reconciling items above, which impact our reported income (loss) from continuing operations before provision (benefit) for income taxes but have an insignificant impact on our reported provision (benefit) for income taxes and (ii) other discrete tax items. Our structural tax rate for purposes of the calculation of Adjusted EPS for the three and nine months ended September 30, 2020 and 2019 was 16.8% and 18.6%, respectively. The Tax Impact of Reconciling Items and Discrete Tax Items is calculated using the current quarter's estimate of the annual structural tax rate for the full year. This may result in the current period adjustment plus prior reported quarterly adjustments to not sum to the full year adjustment.

investors.ironmountain.com
11

IRON MOUNTAIN
Section IV - Balance Sheets, Statements of Operations and Reconciliations

Reconciliation of Net Income to FFO and AFFO

	Q3 2020	Q3 2019	% Change	YTD 2020	YTD 2019	% Change
Net Income	**$38,562**	**$108,284**	**(64.4)%**	**$96,341**	**$231,211**	**(58.3)%**
Add / (Deduct):						
Real Estate Depreciation (1)	72,019	72,939	(1.3)%	224,325	220,179	1.9 %
(Gain) Loss on Sale of Real Estate, Net of Tax	(75,880)	(9,740)	n/a	(77,461)	(40,252)	92.4 %
Data Center Lease-Based Intangible Asset Amortization (2)	10,441	11,356	(8.1)%	32,173	35,337	(9.0)%
FFO (Nareit)	**$45,142**	**$182,839**	**(75.3)%**	**$275,378**	**$446,475**	**(38.3)%**
Add / (Deduct):						
Loss (Gain) on Disposal/Write-Down of PP&E, Net	40	369	(89.2)%	(359)	28,558	n/a
Foreign Currency Transaction Loss / (Gain)	29,635	(18,251)	n/a	(6,293)	(19,885)	(68.4)%
Debt Extinguishment Expense	51,260	—	n/a	68,300	—	n/a
Other Expense (Income), Net	2,570	4,836	(46.9)%	4,432	6,488	(31.7)%
Intangible Impairments	—	—	n/a	23,000	—	n/a
Tax Impact of Reconciling Items and Discrete Tax Items (3)	(4,314)	1,283	n/a	(13,959)	(9,202)	51.7 %
(Income) Loss from Discontinued Operations, Net of Tax	—	—	n/a	—	(104)	n/a
Real Estate Financing Lease Depreciation	3,501	3,115	12.4 %	10,095	9,732	3.7 %
Significant Acquisition Costs	—	3,950	n/a	—	8,597	n/a
Restructuring Charges	48,371	—	n/a	128,715	—	n/a
COVID-19 Costs	—	—	n/a	9,285	—	n/a
FFO (Normalized)	**$176,205**	**$178,141**	**(1.1)%**	**$498,594**	**$470,659**	**5.9 %**
Per Share Amounts (Fully Diluted Shares)						
FFO (Nareit)	$0.16	$0.64	(75.1)%	$0.95	$1.55	(38.7)%
FFO (Normalized)	$0.61	$0.62	(1.5)%	$1.73	$1.64	5.6 %
Weighted Average Common Shares Outstanding - Basic	288,403	287,152	0.4 %	288,105	286,869	0.4 %
Weighted Average Common Shares Outstanding - Diluted	288,811	287,691	0.4 %	288,471	287,555	0.3 %

(1) Includes depreciation expense related to owned real estate assets (land improvements, buildings, building improvements, leasehold of improvements and racking), excluding depreciation related to real estate financing leases.
(2) Includes amortization expense for Data Center In-Place Lease Intangible Assets and Data Center Tenant Relationship Intangible Assets.
(3) Represents the tax impact of (i) the reconciling items above, which impact our reported income (loss) from continuing operations before provision (benefit) for income taxes but have an insignificant impact on our reported provision (benefit) for income taxes and (ii) other discrete tax items.

investors.ironmountain.com
12

IRON MOUNTAIN
Section IV - Balance Sheets, Statements of Operations and Reconciliations

Reconciliation of Net Income to FFO and AFFO (Continued)

	Q3 2020	Q3 2019	% Change	YTD 2020	YTD 2019	% Change
FFO (Normalized)	**$176,205**	**$178,141**	**(1.1)%**	**$498,594**	**$470,659**	**5.9 %**
Add / (Deduct):						
Non-Real Estate Depreciation	32,629	32,099	1.7 %	100,357	106,574	(5.8)%
Amortization Expense (1)	33,271	33,830	(1.7)%	99,704	98,451	1.3 %
Amortization of Deferred Financing Costs	4,149	4,078	1.8 %	13,150	12,286	7.0 %
Revenue Reduction Associated with Amortization of Permanent Withdrawal Fees and Above and Below-Market Leases	2,363	3,237	(27.0)%	7,612	10,417	(26.9)%
Non-Cash Rent Expense (Income)	2,779	1,379	n/a	8,276	3,394	n/a
Stock-Based Compensation Expense	8,055	7,120	13.1 %	31,998	28,140	13.7 %
Reconciliation to Normalized Cash Taxes	(5,441)	4,641	n/a	23,375	(5,882)	n/a
Less:						
Non-Real Estate Growth Investment CapEx (2)	20,658	15,822	30.6 %	40,800	28,915	41.1 %
Real Estate, Data Center and Non-Real Estate Recurring CapEx (3)	20,301	23,433	(13.4)%	48,508	66,830	(27.4)%
AFFO	**$213,051**	**$225,270**	**(5.4)%**	**$693,758**	**$628,293**	**10.4 %**

(1) Includes Customer Relationship Value, intake costs, acquisition of customer relationships, and other intangibles. Excludes amortization of capitalized commissions of $5.4M and $4.2M in Q3 2020 and Q3 2019, respectively, and $17.0M and $14.1M in YTD 2020 and YTD 2019, respectively.

(2) Non-Real Estate Growth Investment CapEx excludes CapEx associated with Project Summit of $2.5M and $4.5M in Q3 2020 and YTD 2020, respectively.

(3) Recurring CapEx excludes integration recurring expense included in Significant Acquisition Costs of $0.3M and $0.4M in Q3 and YTD 2019, respectively.

investors.ironmountain.com
13

IRON MOUNTAIN
Section IV - Balance Sheets, Statements of Operations and Reconciliations

Reconciliation of Cash Flow from Operations to AFFO

	Q3 2020	Q3 2019	% Change	YTD 2020	YTD 2019	% Change
Cash Flow from Operating Activities-Continuing Operations	**$187,448**	**$218,414**	**(14.2)%**	**$627,218**	**$648,145**	**(3.2)%**
Adjust for:						
Tax on Gain from Disposition of Real Estate	—	(87)	n/a	350	5,393	(93.5)%
Tax Impact of Reconciling Items and Discrete Tax Items Net of Deferred Tax	(3,653)	1,393	n/a	(10,885)	(11,845)	(8.1)%
Reconciliation to Normalized Cash Taxes	(5,441)	4,641	n/a	23,375	(5,882)	n/a
Significant Acquisition Costs	—	3,950	n/a	—	8,597	n/a
Restructuring Charges	48,371	—	n/a	128,715	—	n/a
COVID-19 Costs	—	—	n/a	9,285	—	n/a
Working Capital Adjustments (1)	32,486	34,698	(6.4)%	23,289	78,454	(70.3)%
Non-Real Estate Growth Investment CapEx (2)	(20,658)	(15,822)	30.6 %	(40,800)	(28,915)	41.1 %
Real Estate, Data Center and Non-Real Estate Recurring CapEx (3)	(20,301)	(23,433)	(13.4)%	(48,508)	(66,830)	(27.4)%
Amortization of Capitalized Commissions	(5,391)	(4,222)	27.7 %	(17,032)	(14,105)	20.8 %
Other and FX	189	5,737	(96.7)%	(1,249)	15,279	n/a
AFFO	**$213,051**	**$225,270**	**(5.4)%**	**$693,758**	**$628,293**	**10.4 %**

(1) Working capital adjustments in Q3 2020 are driven primarily by changes in accruals for interest payable and accrued expense.
(2) Non-Real Estate Growth CapEx excludes Summit CapEx included in the Summit Transformation project of $2.5M and $4.5M in Q3 2020 and YTD 2020, respectively.
(3) Recurring CapEx excludes integration recurring expense included in Significant Acquisition Costs of $0.3M and $0.4M in Q3 and YTD 2019, respectively.

investors.ironmountain.com
14

IRON MOUNTAIN
Section V - Storage and Service Reconciliation

Storage Rental and Service Business Detail

	Q3 2020	Q3 2019	% Change	YTD 2020	YTD 2019	% Change
Total Storage Rental Revenue	**$696,294**	**$673,318**	**3.4 %**	**$2,056,797**	**$2,005,580**	**2.6 %**
Terminations/Permanent Withdrawal Fees	5,237	5,827	(10.1)%	15,261	18,382	(17.0)%
Total Revenue from Adjusted Storage Rental Activities	**$701,531**	**$679,145**	**3.3 %**	**$2,072,058**	**$2,023,962**	**2.4 %**
Less: Storage Rental Expenses						
Storage Rent	90,460	84,845	6.6 %	269,339	253,591	6.2 %
Other Facility Costs	79,170	77,938	1.6 %	240,003	241,993	(0.8)%
Storage Rental Labor	6,475	5,744	12.7 %	18,174	18,774	(3.2)%
Other Storage Rental Expenses	8,034	8,163	(1.6)%	29,191	24,543	18.9 %
Storage Rental Cost of Sales	**$184,139**	**$176,690**	**4.2 %**	**$556,707**	**$538,901**	**3.3 %**
Storage Rental Gross Profit	**$517,392**	**$502,455**	**3.0 %**	**$1,515,351**	**$1,485,061**	**2.0 %**
Storage Rental Gross Margin	73.8 %	74.0 %	(0.3)%	73.1 %	73.4 %	(0.3)%
Storage Rental Allocated Overhead	36,902	37,894	(2.6)%	118,358	116,394	1.7 %
Total Storage Rental Adjusted EBITDA	**$480,491**	**$464,560**	**3.4 %**	**$1,396,994**	**$1,368,666**	**2.1 %**
Storage Rent	90,460	84,845	6.6 %	269,339	253,591	6.2 %
Storage Rental Net Operating Income	**$570,951**	**$549,405**	**3.9 %**	**$1,666,333**	**$1,622,257**	**2.7 %**
Total Service Revenue	**$340,353**	**$388,906**	**(12.5)%**	**$1,030,820**	**$1,177,414**	**(12.5)%**
Terminations/Permanent Withdrawal Fees	5,237	5,827	(10.1)%	15,261	18,382	(17.0)%
Total Revenue from Adjusted Service Activities	**$335,115**	**$383,079**	**(12.5)%**	**$1,015,559**	**$1,159,032**	**(12.4)%**
Less: Service Expenses						
Service Rent	3,203	2,803	14.3 %	9,322	9,168	1.7 %
Other Facility Costs	6,200	6,112	1.4 %	18,518	18,623	(0.6)%
Service Labor	177,403	194,728	(8.9)%	534,221	593,611	(10.0)%
Other Service Expenses	63,561	69,038	(7.9)%	181,703	213,525	(14.9)%
Service Cost of Sales	**$250,367**	**$272,680**	**(8.2)%**	**$743,764**	**$834,927**	**(10.9)%**
Service Gross Profit	**$84,748**	**$110,399**	**(23.2)%**	**$271,796**	**$324,105**	**(16.1)%**
Service Gross Margin	25.3 %	28.8 %	(12.2)%	26.8 %	28.0 %	(4.3)%
Service Allocated Overhead	20,830	26,014	(19.9)%	68,368	78,299	(12.7)%
Total Service Adjusted EBITDA	**$63,919**	**$84,385**	**(24.3)%**	**$203,428**	**$245,806**	**(17.2)%**
COVID-19 Costs	—	—	n/a	7,648	—	n/a
Total Cost of Sales	**$434,505**	**$449,372**	**(3.3)%**	**$1,308,119**	**$1,373,827**	**(4.8)%**
SG&A Costs						
Storage Overhead	36,902	37,894	(2.6)%	118,358	116,394	1.7 %
Service Overhead	20,830	26,014	(19.9)%	68,368	78,299	(12.7)%
Corporate Overhead	119,069	115,233	3.3 %	357,275	376,608	(5.1)%
Sales and Marketing	55,294	58,010	(4.7)%	167,138	186,717	(10.5)%
COVID-19 Costs	—	—	n/a	1,637	—	n/a
Total SG&A	**$232,095**	**$237,151**	**(2.1)%**	**$712,775**	**$758,018**	**(6.0)%**
Total Adjusted EBITDA	**$370,047**	**$375,701**	**(1.5)%**	**$1,076,008**	**$1,051,149**	**2.4 %**

investors.ironmountain.com
15

IRON MOUNTAIN
Section VI - Real Estate Metrics

Global Real Estate Portfolio and Lease Obligations

	Global Real Estate Portfolio (1)					
	Owned Facilities		Leased Facilities (2)		Total	
	Buildings	Sq. Ft.	Buildings	Sq. Ft.	Buildings	Sq. Ft.
Total as of 6/30/2020 (3)	301	28,432	1,172	64,599	1,473	93,031
Additions & Expansions	1	222	16	829	17	1,051
Dispositions & Move Outs	(6)	(828)	(26)	(927)	(32)	(1,755)
Total as of 9/30/2020 (4)	**296**	**27,826**	**1,162**	**64,501**	**1,458**	**92,327**
Total %	***20.3 %***	***30.1 %***	***79.7 %***	***69.9 %***		

Top Five Markets Owned, United States (in Sq. Ft.)

Northern New Jersey	2,086
Boston	1,428
Chicago	1,282
Dallas	1,023
Houston	858

Top Five Markets Owned, International (in Sq. Ft.)

Paris, France	807
Montreal, Canada	552
London, UK	474
Bueños Aires, Argentina	470
Mexico City, Mexico	452

Facility Lease Expirations (5) (% of total square feet subject to lease)


3.7%
7.1%
3.6%
3.7%
4.2%
5.2%
2.6%
4.1%
3.7%
4.9%
57.2%
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
Thereafter

Weighted-Average Remaining Operating Lease Obligation: 12.0 Years

(1) Includes real estate held in consolidated joint ventures.
(2) Out of the 16 leased building additions and expansions, none were the result of acquiring leases in business acquisitions and leased buildings related to acquisitions of customer relationships.
(3) Reflects adjustments to previous periods due to refinements to real estate basis.
(4) Includes 10 owned data center facilities and 5 leased data center facilities with 2.5M Sq.Ft. and 0.6M Sq. Ft., respectively.
(5) Includes financing and operating lease obligations.

investors.ironmountain.com
16

IRON MOUNTAIN
Section VII - Data Center Customer and Portfolio Metrics

Data Center Customer Lease Expiration

Year	Number of Leases Expiring	Total MW Expiring	Percentage of Total MW	Annualized GAAP TCV Rent Expiring	Percentage of TCV Annualized Rent
2020	100	8.5	5.4%	$16,878	5.5%
2021	593	18.8	12.0%	59,676	19.3%
2022	284	15.6	10.0%	41,777	13.5%
2023	238	18.5	11.9%	51,377	16.6%
2024	57	7.4	4.8%	20,364	6.6%
2025	42	11.5	7.4%	24,978	8.1%
2026	9	7.4	4.7%	15,473	5.0%
Thereafter	23	68.3	43.9%	78,850	25.5%
Total	**1,346**	**156.0**	**100.0%**	**$309,373**	**100.0%**

WALE:	4.0 years

Data Center Leasing Activity Summary

	Q3 2020				YTD 2020			
	Transaction Count	GAAP MRR	kW	$ / kW / Month	Transaction Count	GAAP MRR	kW	$ / kW / Month
New/expansion leases signed	71	$1,278	12,303	$104	188	4,387 (1)	51,052	89 (1)
Commenced leases	87	805	5,086	158	276	1,783	11,496	155
Renewed leases	90	1,310	4,822	272	268	4,164	18,882	221

	Q3 2020	YTD 2020
Churn	1.6%	2.9%
Cash Mark to Market	(1.2)%	(5.5)%
GAAP Mark to Market	0.7%	(3.5)%

New VA-2 Data Center in Manassas VA


IRON MOUNTAIN

(1) GAAP MRR includes contractual payments related to reserved dedicated expansion space, which is excluded from the rate.

investors.ironmountain.com
17

IRON MOUNTAIN
Section VII - Data Center Customer and Portfolio Metrics

Data Center Operating Portfolio

	Stabilized		Pre-Stabilized		Total	
	Leasable MW	Leased % by MW	Leasable MW	Leased % by MW	Leasable MW	Leased % by MW
Boyers and Other						
WPA-1 and Other	14.2	89.8 %	—	—	14.2	89.8 %
Phoenix						
AZP-1	41.0	92.0 %	—	—	41.0	92.0 %
AZP-2	4.0	100.0 %	—	—	4.0	100.0 %
AZS-1	5.7	63.7 %	—	—	5.7	63.7 %
Total Phoenix	**50.7**	**89.4 %**	**—**	**—**	**50.7**	**89.4 %**
Denver						
DEN-1	11.3	83.4 %	—	—	11.3	83.4 %
New Jersey						
NJE-1	15.1	100.0 %	—	—	15.1	100.0 %
Northern Virginia						
VA-1	10.9	100.0 %	—	—	10.9	100.0 %
VA-2	4.0	100.0 %	—	—	4.0	100.0 %
Amsterdam						
AMS-1	12.4	90.4 %	—	—	12.4	90.4 %
London						
LON-1	3.2	100.0 %	1.9	72.1 %	5.1	89.5 %
Singapore						
SIN-1	2.6	100.0 %	—	—	2.6	100.0 %
Total Data Center Properties	**124.4**	**92.1 %**	**1.9**	**72.1 %**	**126.3**	**91.8 %**

Total Potential Capacity - Megawatts

	Q3 2020	Q3 2019
Leasable	126.3	117.6
Under Construction	48.5	9.5
Held for Development	201.2	204.5
Total Data Center Portfolio	**376.0**	**331.6**

investors.ironmountain.com
18

IRON MOUNTAIN

Section VII - Data Center Customer and Portfolio Metrics

Data Center Expansion and Development Activity

Project / Facilities	MW Under Construction	MW Pre-leased	% Pre-Leased	Investment in Q3 2020 ($M)	Cumulative Investment ($M)	Total Expected Investment ($M)	Expected Completion	Expected Stabilization	MW Held for Development
Data Center Expansion									
Amsterdam									
AMS-1 Phase 2b	0.3	—	—	$0.3	$2.1	$2.6	Q4 2020	Q4 2020	—
AMS-1 Phase 3	1.1	—	—	$5.5	$6.5	$17.3	Q1 2021	Q3 2021	—
AMS-1 Phase 4	5.0	—	—	$0.9	$1.0	$45.0	Q4 2021	Q4 2023	4.6
Denver									
DEN-1 Phase 1	2.7	2.7	100.0%	—	—	$11.2	Q2 2021	Q2 2021	0.4
London									
LON-1 Phase 2	2.0	—	—	$9.0	$11.1	$14.9	Q4 2020	Q2 2022	—
LON-1 Phase 3	2.0	—	—	$2.2	$2.2	$13.7	Q1 2021	Q2 2023	—
New Jersey									
NJE-1 Phase 3b	0.2	—	—	$0.3	$1.5	$6.7	Q4 2020	Q4 2020	—
NJE-1 Phase 4	1.0	—	—	$2.1	$2.3	$4.5	Q4 2020	Q2 2021	9.3
Northern Virginia									
VA-1 Phase 4b	1.5	1.5	100.0%	$1.5	$5.4	$5.7	Q4 2020	Q4 2020	—
VA-2 Phase 2	6.0	4.0	66.7%	$0.1	$0.5	$30.0	Q2 2021	Q3 2021	14.0
Phoenix									—
AZP-2 Phase 2	6.0	6.0	100.0%	$0.3	$0.4	$62.0	Q3 2021	Q3 2021	38.0
Singapore									
SIN-1 Phase 2	2.8	2.0	72.7%	$10.1	$10.4	$18.6	Q4 2020	Q1 2021	1.5
All Other Facilities									11.2
Total Expansion	**30.5**	**16.2**	**53.1%**	**$32.3**	**$43.4**	**$232.3**			**79.0**
New Development									
Amsterdam									
AMS-2	—	—	—	—	—	—			10.6
Chicago									
CHI-2	—	—	—	—	—	—			36.0
Frankfurt									
FRA-1 Phase 1	9.0	9.0	100.0%	$11.4	$42.5	$129.2	Q2 2021	Q2 2021	18.0
London									
LON-2	9.0	—	—	$1.5	$1.5	$70.7	Q2 2022	Q2 2023	18.0
Northern Virginia									
VA Future Phases	—	—	—	—	—	—			39.6
Total New Development	**18.0**	**9.0**	**50.0%**	**$12.9**	**$44.1**	**$199.9**			**122.2**
Total Development	**48.5**	**25.2**	**52.0%**	**$45.2**	**$87.4**	**$432.1**			**201.2**

investors.ironmountain.com

19

IRON MOUNTAIN
Section VIII - Capitalization and Debt Maturity Profile

Capitalization

Senior Credit Facility	
Capacity	$1,968,750
Outstanding	$391,353
Letters of Credit	$3,202
Remaining Capacity	$1,574,195
Interest Rate Spread (Prime)	0.75 %
Interest Rate Spread (LIBOR)	1.75 %
Weighted Average Interest Rate	2.35 %
Maturity Date	6/3/2023
Net Lease-Adjusted Leverage Ratio	5.3x

Total Market Capitalization as of 9/30/2020	
# of Shares Outstanding	288,163
Share Price as of 9/30/2020	$26.79
Total Market Capitalization	$7,719,887
Total Debt, Net of Cash(1)	$8,956,963
Total Enterprise Value	$16,676,850
Net Debt to Total Enterprise Value	53.7 %
Adjusted EBITDA to Interest Expense	3.5x
Credit Facility Fixed Charge Coverage Ratio	2.4x
Bond Fixed Charge Coverage Ratio	3.3x
Total Enterprise Value to Adjusted EBITDA (2)	11.4x

Fixed vs. Floating Rate Debt


14%
86%
Fixed Rate Debt
Floating Rate Debt

Credit Rating	S&P	Moody's
Corporate	BB-	Ba3
Senior Credit Facility	BB	Ba3
Outlook	Negative	Stable
Latest Update	5/13/2020	7/1/2020

Total Debt Weighted Average Rates	
Weighted Average Interest	4.6 %
Weighted Average Maturity	7.7 Years
USD Denominated	81.8 %

Debt Maturity Profile ($ in Millions) (3)


$45
$317
$451
$377
$17
$522
$691
$1,000
$1,325
$1,000
$1,300
$1,100
$600
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
Senior Secured Credit Facility
AUD Term Loan B
USD Term Loan B
Senior Unsecured Notes
Bi-Lateral Loans
A/R Securitization
Mortgage Securitization

(1) Net debt is calculated as current portion of long-term debt of $392.6M plus long-term debt net of current portion of $8,618.9M plus deferred financing costs of $97.5M less cash and cash equivalents of $152.0M.
(2) Total Enterprise Value to Adjusted EBITDA is calculated on a trailing twelve-month basis.
(3) Excludes Deferred Financing Costs, Financing Leases, Notes Payable and Other.

investors.ironmountain.com
20

IRON MOUNTAIN
Section IX - Capital Expenditures and Acquisitions

Capital Expenditures and Investments

	Q3 2020	Q3 2019	% Change	YTD 2020	YTD 2019	% Change
Capital Expenditures						
Growth Investment:						
Real Estate (1)	$17,264	$55,919	(69.1)%	$45,888	$107,895	(57.5)%
Non-Real Estate (2)	17,626	13,337	32.2 %	35,538	20,813	70.7 %
Data Center (3)	59,861	81,762	(26.8)%	151,692	316,932	(52.1)%
Innovation	644	3,916	(83.6)%	1,145	14,596	(92.2)%
	$95,395	**$154,934**	**(38.4)%**	**$234,263**	**$460,236**	**(49.1)%**
Recurring:						
Real Estate	$10,948	$15,433	(29.1)%	$28,242	$42,997	(34.3)%
Non-Real Estate	5,517	6,995	(21.1)%	12,183	19,255	(36.7)%
Data Center	3,836	1,345	n/a	8,083	4,951	63.3 %
	$20,301	**$23,773**	**(14.6)%**	**$48,508**	**$67,203**	**(27.8)%**
Total Growth Investment and Recurring Capital Expenditures	**$115,695**	**$178,707**	**(35.3)%**	**$282,771**	**$527,439**	**(46.4)%**
Net Change in Prepaid and Accrued Capital Expenditures and Financing Leases	(7,387)	(12,224)	(39.6)%	26,391	6,176	n/a
Total Cash Paid for Growth Investment and Recurring Capital Expenditures	**$108,308**	**$166,483**	**(34.9)%**	**$309,162**	**$533,614**	**(42.1)%**

Capital Expenditures Outlook

Total Capital Expenditures expected to be ~$450 million in 2020; a reduction of $75 million, reflecting the recent Frankfurt Data Center Joint Venture agreement.

Recurring CapEx as a % of Revenue TTM (excl. Data Center)


2.6%
2.1%
2.3%
1.8%
1.6%
Q3 2019
Q4 2019
Q1 2020
Q2 2020
Q3 2020

Data Center Recurring CapEx as a % of Data Center Revenue TTM


3.0%
3.3%
4.7%
3.5%
4.5%
Q3 2019
Q4 2019
Q1 2020
Q2 2020
Q3 2020

(1) Includes land, buildings improvements, and racking structures.
(2) Non-Real Estate Growth CapEx includes Summit CapEx included in the Summit Transformation project of $2.5M and $4.5M in Q3 2020 and YTD 2020, respectively.
(3) Includes Non-Real Estate Growth Investment CapEx associated with our Global Data Center Business segment of $5.6M and $3.0M in Q3 2020 and 2019, respectively, and $9.7M and $8.6M in YTD 2020 and 2019, respectively.

investors.ironmountain.com
21

IRON MOUNTAIN
Section IX - Capital Expenditures and Acquisitions

Business Acquisitions

	Q3 2020	Q3 2019	% Change	YTD 2020	YTD 2019	% Change
Business Acquisitions						
Business Acquisitions	—	$11,928	n/a	$118,496	$39,235	n/a
Change in Business Acquisition Accruals and Cash Acquired	69	(80)	n/a	85	17,264	(99.5)%
Cash Paid for Acquisitions, Net of Cash Acquired	**$69**	**$11,848**	**(99.4)%**	**$118,581**	**$56,499**	**109.9 %**

Customer Acquisitions

	Q3 2020	Q3 2019	% Change	YTD 2020	YTD 2019	% Change
Customer Acquisitions						
Acquisition of Customer Relationships (1)	$644	$4,590	(86.0)%	$3,529	$47,472	(92.6)%
Customer Inducements	1,299	1,578	(17.7)%	8,269	7,429	11.3 %
Contract Fulfillment Costs (2)	11,968	11,744	1.9 %	30,706	63,090	(51.3)%
Total Acquisition of Customer Relationships, Customer Inducements, and Contract Fulfillment Costs	**$13,911**	**$17,912**	**(22.3)%**	**$42,503**	**$117,991**	**(64.0)%**
Change in Customer Acquisition Accruals	(1)	5,035	n/a	—	(4,482)	n/a
Total Cash Paid for Acquisition of Customer Relationships, Customer Inducements, and Contract Fulfillment Costs	**$13,910**	**$22,947**	**(39.4)%**	**$42,503**	**$113,509**	**(62.6)%**

(1) Acquisition of customer relationships contributed 0.1% to Organic Storage Rental Revenue and 0.1% to Organic Service Revenue in Q3 2020.

(2) Includes $30.9M associated with the execution of customer contracts in Q1 2019 following the closing of IO Data Centers, LLC.

investors.ironmountain.com
22

Section X - Appendix and Definitions Non-GAAP Measures and Definitions Non-GAAP measures are supplemental metrics designed to enhance our disclosures and to provide additional information that we believe to be important for investors to consider when evaluating our financial performance. These non-GAAP measures should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with accounting principles generally accepted in the United States of America (“GAAP”), such as operating income, (loss) income from continuing operations, net income (loss) or cash flows from operating activities from continuing operations (as determined in accordance with GAAP). Adjusted Earnings Per Share, or Adjusted EPS Adjusted EPS is defined as reported earnings per share fully diluted from continuing operations excluding: (i) (gain) loss on disposal/write-down of property, plant and equipment, net (including real estate); (ii) intangible impairments; (iii) other expense (income), net (which includes foreign currency transaction (gains) losses, net and debt extinguishment expense); (iv) Significant Acquisition Costs; (v) Restructuring Charges; (vi) COVID-19 Costs; and (vii) the tax impact of reconciling items and discrete tax items. Adjusted EPS includes income (loss) attributable to noncontrolling interests. We do not believe these excluded items to be indicative of our ongoing operating results, and they are not considered when we are forecasting our future results. We believe Adjusted EPS is of value to our current and potential investors when comparing our results from past, present and future periods. Adjusted EBITDA and Adjusted EBITDA Margin Adjusted EBITDA is defined as (loss) income from continuing operations before interest expense, net, provision (benefit) for income taxes, depreciation and amortization, and also excludes certain items that we believe are not indicative of our core operating results, specifically: (i) (gain) loss on disposal/write-down of property, plant and equipment, net (including real estate); (ii) intangible impairments; (iii) other expense (income), net (which includes foreign currency transaction (gains) losses, net and debt extinguishment expense); (iv) Significant Acquisition Costs; (v) Restructuring Charges; and (vi) COVID-19 Costs. Adjusted EBITDA Margin is calculated by dividing Adjusted EBITDA by total revenues. We use multiples of current or projected Adjusted EBITDA in conjunction with our discounted cash flow models to determine our estimated overall enterprise valuation and to evaluate acquisition targets. We believe Adjusted EBITDA and Adjusted EBITDA Margin provide our current and potential investors with relevant and useful information regarding our ability to generate cash flows to support business investment. These measures are an integral part of the internal reporting system we use to assess and evaluate the operating performance of our business. Adjusted EBITDA excludes both interest expense, net and the provision (benefit) for income taxes. These expenses are associated with our capitalization and tax structures, which we do not consider when evaluating the operating profitability of our core operations. Finally, Adjusted EBITDA does not include depreciation and amortization expenses, in order to eliminate the impact of capital investments, which we evaluate by comparing capital expenditures to incremental revenue generated and as a percentage of total revenues. Adjusted EBITDA and Adjusted EBITDA Margin should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with GAAP, such as operating income, (loss) income from continuing operations, net (loss) income or cash flows from operating activities from continuing operations (as determined in accordance with GAAP). Adjusted Funds From Operations, or AFFO AFFO is defined as FFO (Normalized) excluding non-cash rent expense or income plus depreciation on non-real estate assets, amortization expense associated with customer relationship value (CRV), intake costs, acquisitions of customer relationships and other intangibles, and excluding amortization expense associated with capitalized internal commissions, amortization of deferred financing costs, revenue reduction associated with amortization of permanent withdrawal fees and above-and below-market data center leases, stock-based compensation expense and the impact of reconciling to normalized cash taxes, less recurring capital expenditures and non-real estate growth investments, excluding Significant Acquisition Capital Expenditures. We believe AFFO is a useful measure in determining our ability to generate excess cash that may be used for reinvestment in the business, discretionary deployment in investments such as real estate or acquisition opportunities, returning capital to our stockholders and voluntary prepayments of indebtedness. Additionally AFFO is reconciled to cash flow from operations to adjust for real estate and REIT tax adjustments, Significant Acquisition Costs, Restructuring Charges and other non-cash expenses. AFFO does not include adjustments for Customer Inducements, acquisition of customer relationships and investment in innovation as we consider these expenditures to be growth related. Funds From Operations, or FFO (Nareit), and FFO (Normalized) Funds from operations (“FFO”) is defined by the National Association of Real Estate Investment Trusts ("Nareit") and us as net income (loss) excluding depreciation on real estate assets, gains on sale of real estate, net of tax and amortization of data center leased-based intangibles ("FFO (Nareit)"). FFO (Nareit) does not give effect to real estate depreciation because these amounts are computed, under GAAP, to allocate the cost of a property over its useful life. Because values for well-maintained real estate assets have historically increased or decreased based upon prevailing market conditions, we believe that FFO (Nareit) provides investors with a clearer view of our operating performance. Our most directly comparable GAAP measure to FFO (Nareit) is net (loss) income. Although Nareit has published a definition of FFO, modifications to FFO (Nareit) are common among REITs as companies seek to provide financial measures that most meaningfully reflect their particular business. Our definition of FFO (Normalized) excludes certain items included in FFO (Nareit) that we believe are not indicative of our core operating results, specifically: (i) (gain) loss on disposal/write-down of property, plant and equipment, (excluding real estate, net); (ii) intangible impairments; (iii) other expense (income), net (which includes foreign currency transaction (gains) losses, net and debt extinguishment expense); (iv) real estate financing lease depreciation; (v) Significant Acquisition Costs; (vi) Restructuring Charges; (vii) COVID-19 Costs; (viii) the tax impact of reconciling items and discrete tax items; (ix) loss (income) from discontinued operations, net of tax; and (x) loss (gain) on sale of discontinued operations, net of tax. FFO (Normalized) per share FFO (Normalized) divided by weighted average fully-diluted shares outstanding. Service Adjusted EBITDA Service Adjusted EBITDA is calculated by taking service revenues excluding terminations and permanent withdrawals less direct expenses and overhead allocated to the service business. Terminations and permanent withdrawals are excluded from this calculation as they are included in the Storage NOI calculation. investors.ironmountain.com 23

Section X - Appendix and Definitions Storage Adjusted EBITDA Storage Adjusted EBITDA is calculated by taking storage revenues including terminations and permanent withdrawal fees less direct expenses and overhead allocated to the storage business. Constant Currency Adjusts results for normalized FX impacts in prior period. Other Definitions Business Segments Global Record and Information Management ("Global RIM") Business: provides (i) storage of physical records, including media such as microfilm and microfiche, film, X-rays and blueprints, including healthcare information services, vital records services, service and courier operations, and the collection, handling and disposal of sensitive documents for customers in approximately 50 countries ("Records Management"), (ii) storage and rotation of backup computer media as part of corporate disaster recovery plans, including service and courier operations (“Data Protection & Recovery”); server and computer backup services; and related services offerings, (collectively, "Data Management"), (iii) Information Governance and Digital Solutions, which develops, implements and supports comprehensive storage and information management solutions for the complete lifecycle of our customers' information, including the management of physical records, document conversion and digital storage in the United States and Canada, (iv) the shredding of sensitive documents for customers that, in many cases, store their records with us ("Secure Shredding") and the subsequent sale of shredded paper for recycling, and (v) on-demand, valet storage for consumers across 24 markets in North America through the MakeSpace JV. Global Data Center Business: provides enterprise-class data center facilities to protect mission-critical assets and ensure the continued operation of our customers’ IT infrastructure, with secure and reliable data center options. As of December 31, 2019, our Global Data Center Business footprint spanned nine markets in the United States: Denver, Colorado; Kansas City, Missouri; Boston, Massachusetts; Boyers, Pennsylvania; Manassas, Virginia; Edison, New Jersey; Columbus, Ohio; and Phoenix and Scottsdale, Arizona and four international markets: Amsterdam, London, and Singapore, with land held for development in Frankfurt. Corporate and Other Business: consists primarily of Adjacent Businesses and other corporate items. Our Adjacent Businesses is comprised of (i) helping entertainment and media industry clients store, safeguard and deliver physical media of all types, and provides digital content repository systems that house, distribute, and archive key media assets, throughout the United States, Canada, France, China - Hong Kong S.A.R., the Netherlands and the United Kingdom ("Entertainment Services") and (ii) technical expertise in the handling, installation and storing of art in the United States, Canada and Europe ("Fine Arts"). Additionally, our Corporate and Other Business segment includes costs related to executive and staff functions, including finance, human resources and IT, which benefit the enterprise as a whole, and stock-based employee compensation expense associated with all stock options, restricted stock units, performance units and shares of stock issued under our employee stock purchase plan. Additionally, our Corporate and Other Business segment includes our technology escrow services business in the United States. Capital Expenditures and Investments – Our business requires capital expenditures to support our expected storage rental revenue and service revenue growth and ongoing operations, new products and services and increased profitability. The majority of our capital goes to support business line growth and our ongoing operations. Additionally, we invest capital to acquire or construct real estate. We also expend capital to support the development and improvement of products and services and projects designed to increase our profitability. These expenditures are generally relatively small and discretionary in nature. We categorize our capital expenditures as follows: Growth Investment: Real Estate – Expenditures primarily related to investments in land, buildings, building improvements, leasehold improvements and racking structures to grow our revenues or achieve operational efficiencies. Non-Real Estate - Expenditures that support the growth of our business, and/or increase our profitability, such as customer-inventory technology systems, security upgrades or system enhancements. Data Center - Expenditures primarily related to investments in new construction of data center facilities (including the acquisition of land and development of facilities) or capacity expansion in existing buildings. Innovation - Discretionary capital expenditures in significant new products and services in new, existing or AB opportunities. Recurring: Real Estate – Expenditures primarily related to the replacement of components of real estate assets such as buildings, building improvements, leasehold improvements and racking structures. Non-Real Estate – Expenditures primarily related to the replacement of customer-facing assets such as containers and shred bins, warehouse equipment, fixtures, computer hardware, or third-party or internally-developed software assets. Data Center – Expenditures related to the upgrade or re-configuration of existing data center assets. Components of Overhead Allocated Overhead – Includes overhead expenses directly associated with storage and service business operations allocated as follows: Field Operation Costs – Allocated to storage and service operations based on percent of revenue. Bad Debt Expenses – Allocated to storage and service operations based on percent of revenue. Transportation Costs – Allocated fully to service operations. Corporate Overhead – Includes all other overhead expenses associated with business support functions, including: Executive, Legal, Real Estate/Facilities, Accounting, Financial Performance & Analysis, Treasury, Tax, Internal Audit, M&A, Security, Procurement, HR, REIT, Other G&A, Integration Costs, IT, Product Engineering and Product Management. investors.ironmountain.com 24

Section X - Appendix and Definitions Customer Turnover Overhead – Overhead associated with customer acquisition and retention including Sales, Marketing and Account Management expenses. COVID-19 Costs: Costs that are incremental and directly attributable to the COVID-19 pandemic which are not expected to reoccur once the pandemic ends. Bond Fixed Charge Coverage Ratio - is calculated as LTM Adjusted EBITDA divided by scheduled amortization, interest expense related to outstanding debt. Customer Inducements – Represents Free Move Costs and Permanent Withdrawal Fees. Data Center Business Definitions Leasable MW – Represents the amount of critical power capacity available for customer use, measured in megawatts. Leased % Calculation – Calculated as the megawatts under contract divided by the leasable megawatts. Monthly Recurring Revenue (MRR) - defined as recurring contractual revenue under existing commenced customer leases, including rent, power, and other recurring data center services. Pre-leased - A lease on data center capacity that is signed before construction has completed. Pre-Stabilized - A building recently placed in service which has not yet reached 85% leased or 24 months in service. Rental Churn Rate - represents data center leases which are not renewed or are terminated during the period. Rental churn is calculated based on the MRR terminated in the period, compared with total MRR at the beginning of the period. TCV – “Total Contract Value” represents total revenue contracted for active contracts through the contract term, not including renewals or extensions, but including fixed power charges. Total potential MW - Total amount of existing and planned critical power capacity at full build-out, measured in megawatts. WALE – “Weighted Average Lease Expiry” (in years) is calculated on a revenue basis, using annual GAAP revenue of all in-place contracts, excluding utility reimbursements. Credit Facility Fixed Charge Coverage Ratio - The Credit Facility Fixed Charge Coverage Ratio is calculated as LTM Adjusted EBITDA plus rent expenses divided by scheduled amortization, interest expense related to outstanding debt and preferred equity, if any, and rent expenses. Net Lease-Adjusted Leverage Ratio - The calculation for this ratio is net debt including the capitalized value of lease obligations plus six times rent expenses divided by EBITDA plus rent expenses. Organic Revenue Growth - Our organic revenue growth rate, which is a non-GAAP measure, represents the year-over-year growth rate of our revenues excluding the impact of business acquisitions, divestitures and foreign currency exchange rate fluctuations. Our organic revenue growth rates includes the impact of acquisitions of customer relationships. Records Management Retention Rate – One minus the result of dividing the total number of cubic feet of records removed from inventory due to customer terminations and destructions in a one-year period by the total number of cubic feet of records in storage at the beginning of the period. Restructuring Charges - Operating expenditures associated with Project Summit, our transformation program announced in Q4 2019 which is designed to accelerate execution of Iron Mountain's Strategy. Storage Rev/NOI per Sq.Ft. - Storage revenue (or storage NOI) divided by the quarterly building sq ft average for storage products. Significant Acquisition Capital Expenditures – Represents capitalized expenditures associated with the May 2, 2016 acquisition of Recall Holdings Limited ("Recall") pursuant to the Scheme Implementation Deed, as amended with Recall (the "Recall Transaction") and the acquisition of IO Data Centers, LLC. Significant Acquisition Costs – Represents operating expenditures associated with (1) our acquisition of Recall including: (i) advisory and professional fees to complete the Recall Transaction; (ii) costs associated with the divestments required in connection with receipt of regulatory approvals in connection with the Recall Transaction (including transitional services); and (iii) costs to integrate Recall with our existing operations, including moving, severance, facility upgrade, REIT integration and system upgrade costs, as well as certain costs associated with our shared service center initiative for our finance, human resources and information technology functions; and (2) the advisory and professional fees to complete the acquisition of IO Data Centers, LLC. Service Profit and Margin – The Gross Profit and Margin attributable to the worldwide service business. Calculated as follows: Services Adjusted EBITDA + Allocated Overhead Expenses + Termination and Permanent Withdrawal Fees = Service Profit ($) / Total Service Revenues (including Termination and Permanent Withdrawal Fees) = Service Margin (%) Storage Net Operating Income, or Storage NOI Storage NOI is defined as revenue from rental activities (storage rental revenue, termination fees and permanent withdrawal fees) less storage rental costs. Storage rental costs include facility costs (excluding rent), storage rental labor, other storage costs and allocated overhead. Storage NOI is commonly used in the REIT industry and enables investors to understand and value the income generated from the company’s real estate. Storage Profit and Margin – The Gross Profit and Margin attributable to the worldwide storage business. Calculated as follows: Storage Net Operating Income investors.ironmountain.com 25

Section X - Appendix and Definitions + Allocated Overhead Expenses - Storage Rent - Termination and Permanent Withdrawal Fees = Storage Profit ($) / Total Storage Revenues (excluding Termination and Permanent Withdrawal Fees) = Storage Margin (%) Tax Rates Effective Tax Rate – GAAP tax rate for the period calculated as tax expense or benefit for the quarter (total of current and deferred tax provisions), including discrete items, and divided by profit before tax for the period. Structural Tax Rate – Estimated tax rate for the full fiscal year based on forecasted ordinary income and forecasted tax expense/ benefit excluding any significant unusual or infrequently occurring items (i.e., discrete items) and items recognized net of tax on the financials (i.e., discontinued operations). Total Physical Storage Volume - Comprised of Iron Mountain’s comprehensive portfolio of physical storage, including Records Management hardcopy records, data protection tapes, Consumer and Other, and Adjacent Businesses (Fine Art and Entertainment Services), measured on an absolute basis in cubic feet. investors.ironmountain.com 26